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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-47485 of Scheid Vineyards Inc. on Form S-8 of our report dated February 18, 2000 appearing in this Annual Report on Form 10-KSB of Scheid Vineyards Inc. for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP
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Los Angeles, California

March 9, 2000